INTANGIBLES	12 Months Ended
Dec. 31, 2012
Finite-Lived Intangible Assets, Net [Abstract]
INTANGIBLES
9.	INTANGIBLES

	2012			2011
	Cost	Accumulated amortization	Net book value	Cost	Accumulated amortization	Net book value

Patents	$11,431	$2,376	$9,055	$11,431	$1,633	$9,798
Software	1,284	818	466	841	571	270
License	731	244	487	726	-	726
	$13,466	$3,438	$10,008	$12,998	$2,204	$10,794

During the year ended December 31, 2012 amortization of $1,233 relating to the patents and software was charged to operations (2011 - $979). As at December 31, 2012, there were no events or changes in circumstances, which would indicate an impairment of intangible assets.

The aggregated amortization expense related to intangible assets for the next five years is as follows:

2013	$1,221
2014	1,165
2015	862
2016	709
2017	698
$4,655